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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) APRIL 14, 1999


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7541                 13-1938568
(State or other jurisdiction of     (Commission           (I.R.S. Employer
        incorporation)              File Number)          Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                    07656-0713
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (201) 307-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

       On April 14, 1999, The Hertz Corporation issued a press release with respect to its first quarter 1999 earnings.

       A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


       (c)    EXHIBITS.

              The following Exhibit is filed as part of this Report.

              (99) Press release relating to The Hertz Corporation's first quarter 1999 earnings.





                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE HERTZ CORPORATION
                                             (Registrant)



                                  By:     /s/ Richard J. Foti
                                         -----------------------------------
                                         Richard J. Foti
                                         Staff Vice President and Controller
                                         (Principal Accounting Officer)

Date:  April 15, 1999







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                                  Exhibit Index



Exhibit No.                                       Description                                  Page
-----------                                       -----------                                  ----

     (99)                               Press release relating to The Hertz                    4-5
                                        Corporation's first quarter 1999
                                        earnings.

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